Exhibit 23(i)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of World Wide Wireless Communications, Inc. of our report dated January 14, 2002 appearing in World Wide Wireless Communication, Inc.'s Form 10-KSB for the fiscal year ended September 30, 2001.


                                               /s/  Reuben E. Price & Co.
                                              ----------------------------
                                             REUBEN E. PRICE AND COMPANY


San Francisco, California
February 11, 2002